The James Advantage Funds

(the “Trust”)

James Balanced: Golden Rainbow Fund

James Small Cap Fund

James Micro Cap Fund

James Aggressive Allocation Fund

(collectively, the “Funds”)

Supplement dated September 1, 2022 to the Statement of Additional Information (“SAI”)

for the Funds, dated November 1, 2021.

TRUSTEE UPDATE

Effective as of the closing and adjournment of the August 16, 2022 Board meeting, Leslie L. Brandon no longer serves as an Independent Trustee of the Trust. Therefore, all references to Mr. Brandon in the Funds’ SAI are hereby removed.

On August 16, 2022, the Board of Trustees of the Trust approved the appointment of Julia W. Poston as an Independent Trustee of the Trust, effective on that date. Accordingly, the Trustees table in the section titled “TRUSTEES AND OFFICERS” section in each Funds’ SAI is hereby deleted and replaced in its entirety to reflect the appointment of the new trustee of the Trust:

“The Board of Trustees has overall responsibility for management of the Trust under the laws of Ohio governing the responsibilities of trustees of business trusts. Following are the Trustees and executive officers of the Trust, their present occupation with the Trust or Funds, age and principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended June 30, 2021.

INTERESTED TRUSTEE
Name/Address*/Age	Position(s) With Fund/Time Served/During Past 5 years	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Barry R. James[1], CFA James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1956	President & Trustee since 1997	President and CEO, James Investment Research (2005 - present); CEO and Director, James Capital Alliance (1992 - present)	4	Director, Heart to Honduras (2006 – present) Director, FAIR Foundation (2010 - present)

INDEPENDENT TRUSTEES
Name/Address*/Age	Position(s) With Funds/Time Served/During Past 5 years	Principal Occupation(s) by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Ronald D. Brown Year of Birth: 1953	Trustee Since 2014	Interim President & Chief Executive Officer, Cincinnati Incorporated (2020); Interim Chief Executive Officer, LSI Industries Inc. (2018); Vice Chairman, The Armor Group (2017 – 2018); Chief Operating Officer, The Armor Group (2013 – 2017); Chief Financial Officer, Makino Inc. (2010 – 2013); Managing Director, Taft Business Consulting LLC. (2009 – 2013)	4	Director, LSI Industries, Inc. (2018-present); Director of AO Smith Corporation (2001 - present); Board Trustee of University of Cincinnati (2013 - present); Director, Zep, Inc. (2010 – 2015) Director of Makino Inc. (2010 - 2013)

Robert F. Chelle Year of Birth: 1948	Trustee since 2014	Retired Founding Director of the L. William Crotty Center for Entrepreneurial Leadership at the University of Dayton (1999 – 2015); President/CEO, High Voltage Maintenance Corp, Dayton, OH (1974-1999)	4	Director of DRT Mfg. Co. (2007 – present), Director of Prime Controls (2008 – present).
Richard C. Russell Year of Birth: 1946	Trustee since 2003	Consultant, Danis Companies (construction and real estate development firm), (2002 - present); Retired CEO & CFO, Danis Companies (1983-2002)	4	Director, Excellence in Motivation (1996 - present); Director, DRT Manufacturing, Co. (1999 - present); Director, Catholic Community Foundation for the Archdiocese of Cincinnati, Inc. (2015 – present); Director, Catholic Education Foundation for the Archdiocese of Cincinnati, Inc. (2015 – present)
Julia W. Poston[2] Year of Birth: 1960	Trustee Since August 2022	Partner, Ernst & Young LLP, Cincinnati, Ohio (2002-2020); Partner, Arthur Andersen & Co., Cincinnati, Ohio (1982-2002)	4	Director, Al. Neyer Corporation (2020-present); Director, Master Chemical Corporation (2021-present); Director of Cincinnati Museum Center (2015 – present); Director of Miami University Foundation (2020 – present); Director Cincinnati USA Regional Chamber of Commerce (2012 – 2020)

*	All Trustees may be contacted at c/o The James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Xenia, OH 45385.
1	Mr. James is an “interested person” of the Trust as defined in the 1940 Act because of his relationship to James Investment Research, Inc., which serves as the investment adviser to the Trust.
2	Julia W. Poston was appointed as an Independent Trustee effective August 16, 2022.

Additionally, the following paragraph is added as the final paragraph in the “Information About Trustees’ Experience, Qualifications, Attributes and Skills to Serve on the Board” section of the SAI:

“Ms. Julia Poston retired as an Office Managing Partner of Ernst & Young (“E&Y”), where she worked for 18 years as an Audit Partner, 12 years of which as an Office Managing Partner. Prior to her employment at Ernst & Young, Ms. Poston was an Audit Partner with Arthur Andersen where she worked for 20 years. Her clients included investment management firms, private equity funds, open end mutual funds as well as several Fortune 500 companies. Ms. Poston holds a Bachelor of Science in Accounting from Miami University in Oxford, Ohio. She has been recognized as a Cincinnati Enquirer’s Woman of the Year, Cincinnati Business Courier Women Who Mean Business, and was ranked #10 by Cincy Magazine’s Power 100 listing of business and community leaders. The Trustees believe that Ms. Poston’s extensive audit experience within the asset management industry and her management experience with E&Y make her well qualified to serve on the Board.”

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THIS SUPPLEMENT PROVIDES RELEVANT INFORMATION FOR ALL SHAREHOLDERS AND

PROSPECTIVE INVESTORS AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

The Funds’ SAI has been filed with the U.S. Securities and Exchange Commission and is incorporated herein by reference. For a free paper or electronic copy of the Funds’ SAI, including any supplements thereto, and other information, go to https://www.jamesinvestment.com/, call 1-800-99JAMES (1-800-995-2637) or ask any financial intermediary who offers shares of the Funds.